Deposits, Prepayment, Other Receivables and Deferred IPO Cost, Net - Schedule of Deposits, Prepayment, Other Receivables and Deferred IPO Cost, Net (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Current
Other receivables	$ 571,297	$ 121,533	$ 15,910
Deposits	1,086,845	73,917	123,008
Deferred initial public offering “IPO” cost			373,677
Less: allowance for expected credit loss		(4)	(14)
Deposits, prepayment, other receivables and deferred IPO cost, net	2,112,438	195,446	512,581
Deposit with a digital asset trading platform		1,000,000
Receivable from agents	821,319	1,191,795
Prepayments	454,296	197,706	1,262,228
Non-current
Prepayment	274,167	33,333	1,582,156
Prepayment, non-current	$ 274,167	$ 33,333	$ 1,582,156